UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

Innoveren Scientific, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 W4th St., Ste 223, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(844) 633-6839

201 E Kennedy Blvd, Suite 700 Tampa, FL, 33602

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 23, 2024, Innoveren Scientific, Inc. (the “Company”) entered into a securities purchase agreement with an accredited investor for the sale of shares of Common Stock and warrants (the “Purchase Agreement”).

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of the Purchase Agreement is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement, the Company sold an aggregate of 400,000 shares of common stock and 400,000 warrants to purchase shares of Common Stock exercisable at $0.50 per share for gross proceeds of $100,000. All of the shares and warrants described in this Current Report on Form 8-K are being offered and issued to an accredited investor in reliance upon exemptions from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On February 23, 2024, the Company issued to certain executive officers an aggregate of 186,048 shares of common stock in lieu of accrued salary at a rate of $0.25 per share for amounts owed and an aggregate of 213,952 shares for payment of directors’ fees owed.. In addition, the Company converted a promissory note in the amount of $43,091 owed to the Company’s Chief Executive Officer, Michael Yurkowsky, into the private placement in exchange for 172,364 shares of common stock and 172,364 warrants which is the same price paid by the accredited investor..

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Form of Securities Purchase Agreement dated February 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innoveren Scientific, Inc.

Date: February 28, 2024	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer